Certification

 Pursuant to 18 U.S.C. Section 1350, the undersigned officer of GBC Bancorp (the "Company"), hereby certifies to his knowledge that the Company's Quarterly Report on Form 10Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 13, 2002                                                             /s/ Peter Wu__________

                                                                                       Name: Peter Wu

                                                                                       Title: President & Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Certification

 Pursuant to 18 U.S.C. Section 1350, the undersigned officer of GBC Bancorp (the "Company"), hereby certifies to his knowledge that the Company's Quarterly Report on Form 10Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 13, 2002                                                             /s/ Peter E. Lowe_________

                                                                                      Name: Peter E. Lowe

                                                                                      Title: Executive Vice President &

                                                                                        Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.